Debt and Financing Arrangements	11 Months Ended
Dec. 29, 2013
Debt Disclosure [Abstract]
Debt and Financing Arrangements
Debt and Financing Arrangements
Short-term debt consisted of bank debt and other borrowings of $143.7 million, $1.14 billion and $46.5 million as of December 29, 2013, April 28, 2013 and April 29, 2012, respectively. The weighted average interest rate was 2.1%, 1.4% and 5.1% for the transition period, Fiscal 2013 and Fiscal 2012, respectively. See below for further discussion of a short-term credit agreement entered into in April 2013.
Long-term debt was comprised of the following as of December 29, 2013, April 28, 2013 and April 29, 2012:

	Successor	Predecessor
	December 29, 2013	April 28, 2013	April 29, 2012
		(In thousands)
$2.95 billion Term B-1 Loan	2,929,213	—	—
$6.55 billion Term B-2 Loan	6,518,524	—	—
$3.10 billion 4.25% Second Lien Senior Secured Notes due 2020	3,100,000	—	—
Japanese Yen Credit Agreement due October 2012 (variable rate)	—	—	186,869
Other U.S. Dollar Debt due May 2013 — November 2034 (0.94%—7.96%)	10,774	25,688	43,164
Other Non-U.S. Dollar Debt due May 2013 — May 2023 (3.50%—11.00%)	70,411	56,293	64,060
5.35% U.S. Dollar Notes due July 2013	—	499,993	499,958
8.0% Heinz Finance Preferred Stock due July 2013	—	350,000	350,000
Japanese Yen Credit Agreement due December 2013 (variable rate)	—	163,182	199,327
U.S. Dollar Private Placement Notes due May 2014 — May 2021 (2.11% - 4.23%)	—	500,000	500,000
Japanese Yen Credit Agreement due October 2015 (variable rate)	—	152,983	—
U.S. Dollar Private Placement Notes due July 2016 — July 2018 (2.86% - 3.55%)	—	100,000	100,000
2.00% U.S. Dollar Notes due September 2016	58,308	299,933	299,913
1.50% U.S. Dollar Notes due March 2017	17,743	299,648	299,556
U.S. Dollar Remarketable Securities due December 2020	—	119,000	119,000
3.125% U.S. Dollar Notes due September 2021	34,433	395,772	395,268
2.85% U.S. Dollar Notes due March 2022	5,599	299,565	299,516
$235 million 6.375% U.S. Dollar Debentures due July 2028	258,075	231,396	231,137
£125 million 6.25% British Pound Notes due February 2030	218,507	192,376	202,158
$437 million 6.75% U.S. Dollar Notes due March 2032	476,943	435,185	435,112
$931 million 7.125% U.S. Dollar Notes due August 2039	1,026,881	628,082	626,747
	14,725,411	4,749,096	4,851,785
Hedge Accounting Adjustments (See Note 15)	—	122,455	128,444
Less portion due within one year	(107,765)	(1,023,212)	(200,248)
Total long-term debt	$14,617,646	$3,848,339	$4,779,981
Weighted-average interest rate on long-term debt, including the impact of applicable interest rate swaps	4.01%	4.07%	4.28%

Senior Credit Facilities
The Senior Credit Facilities are with a syndicate of banks and other financial institutions and provides financing of up to $9.5 billion and consist of (i)(a) term B-1 loans in an aggregate principal amount of $2.95 billion (the “B-1 Loans”) and (b) term B-2 loans in aggregate principal amount of $6.55 billion (the “B-2 Loans”) in each case under the new senior secured term loan facilities (the “Term Loan Facilities”) and (ii) revolving loans of up to $2.0 billion (including revolving loans, swingline loans and letters of credit), a portion of which may be denominated in Euro, Sterling, Australian Dollars, Japanese Yen or New Zealand Dollars, under the new senior secured revolving loan facilities (the “Revolving Credit Facilities” and, together with the Term Loan Facilities, the "Senior Credit Facilities"). Concurrently with the consummation of the Merger, the full amount of the term loan was drawn, and no revolving loans were drawn.

Borrowings under the Term Loan Facilities have tranches of 6 and 7 year maturities and fluctuating interest rates based on, at the Company's election, base rate or LIBOR plus a spread on each of the tranches, with respective spreads ranging from 125-150 basis points for base rate loans with a 2% base rate floor and 225-250 basis points for LIBOR loans with a 1% LIBOR floor. Loans under the revolving credit facilities have 5 year maturities and a fluctuating interest rate based on, at the Company's election, base rate or LIBOR, with respective spreads ranging from 50-100 basis points for base rate loans and 150-200 basis points for LIBOR loans, on which nothing is currently drawn.

The obligations of the Company under the Senior Credit Facilities are guaranteed by Holdings and each direct and indirect, existing and future, domestic material wholly-owned restricted subsidiary of the Company. The Senior Credit Facilities and any swap agreements and cash management arrangements provided by any party to the Senior Credit Facilities or any of its affiliates are expected to be secured on a first priority basis by a perfected security interest in substantially all of the Company's and each guarantor's tangible and intangible assets (subject to certain exceptions), including U.S. registered intellectual property, owned real property above a value to be agreed and all of the capital stock of the borrower and all capital stock directly held by the borrower or any subsidiary guarantor of each of its wholly-owned material restricted subsidiaries (limited to 65% of the capital stock of foreign subsidiaries).

The Senior Credit Facilities contain a number of customary affirmative and negative covenants that, among other things, limits or restricts the ability of the Company and its restricted subsidiaries to incur additional indebtedness (including guarantee obligations); incur liens; engage in mergers, consolidations, liquidations and dissolutions (other than the Merger); sell assets; pay dividends and make other payments in respect of capital stock; make acquisitions, investments, loans and advances; pay and modify the terms of certain indebtedness; engage in certain transactions with affiliates; enter into negative pledge clauses and clauses restricting subsidiary distributions; and change its line of business.

In addition, under the Revolving Credit Facilities, the Company is required to comply with a specified first lien senior secured leverage ratio to the extent any loans are outstanding under the New Revolving Credit Facility or Letters of Credit issued and outstanding thereunder exceed $50 million as of the end of any fiscal quarter. The Senior Credit Facilities also contains certain customary representations and warranties, affirmative covenants and events of default. As of December 29, 2013, the Company is in compliance with these credit facility covenants.

4.25% Second Lien Senior Secured Notes
On April 1, 2013, in connection with the Merger, Merger Subsidiary completed the private placement of $3.1 billion aggregate principal amount of 4.25% Second Lien Senior Secured Notes due 2020 (the “Notes”) to initial purchasers for resale by the Initial Purchasers to qualified institutional buyers pursuant to Rule 144A under the Securities Act and to persons outside the United States under Regulation S of the Securities Act. The Notes were issued pursuant to an indenture (the “Indenture”), dated as of April 1, 2013, by and among Merger Subsidiary, Holdings and Wells Fargo Bank, National Association, as trustee (in such capacity, the “Trustee”) and as collateral agent (in such capacity, the “Collateral Agent”).

On June 7, 2013, the Company, certain of its direct and indirect wholly owned domestic subsidiaries (the “Guarantors”), the Trustee and the Collateral Agent entered into a supplemental indenture (the “Supplemental Indenture”) to the Indenture pursuant to which the Company assumed all of the obligations of Merger Subsidiary as issuer of the Notes. Also on June 7, 2013, in connection with the Merger, we executed a Joinder Agreement (the “Purchase Agreement Joinder”) to the Purchase Agreement, dated March 22, 2013 (the “Purchase Agreement”), among Merger Subsidiary, Parent and the several initial purchasers named in the schedule thereto (the “Initial Purchasers”), relating to the issuance and sale by Merger Subsidiary to the Initial Purchasers of $3.1 billion in aggregate principal amount of the Notes, pursuant to which the H. J. Heinz Company and certain of its subsidiaries became parties to the Purchase Agreement.

Interest on the Notes accrues at the rate of 4.25% per annum and is payable, in cash, semi-annually in arrears on each date April 15 and October 15, beginning on October 15, 2013, to holders at the close of business on April 1 and October 1 immediately preceding the applicable interest payment date. Interest on the Notes accrues from and includes the most recent date to which interest has been paid or, if no interest has been paid, from and including the date of issuance. Interest is computed on the basis of a 360-day year consisting of twelve 30-day months. Each interest period will end on (but not include) the relevant interest payment date.

The Notes are jointly and severally, unconditionally guaranteed on a senior secured basis, by Holdings and each direct and indirect, existing and future, domestic material 100% owned restricted subsidiary that guarantee our obligations under the Senior Credit Facilities.

The Indenture (as supplemented by the Supplemental Indenture) limits the ability of the Company and its restricted subsidiaries to incur additional indebtedness or guarantee indebtedness; create liens or use assets as security in other transactions; declare or pay dividends, redeem stock or make other distributions to stockholders; make investments; merge or consolidate, or sell, transfer, lease or dispose of substantially all of our assets; enter into transactions with affiliates; sell or transfer certain assets; and agree to certain restrictions on the ability of restricted subsidiaries to make payments to us. We are in compliance with these covenants as of December 29, 2013.

The Notes can be redeemed at any time prior to April 15, 2015 by paying a make-whole premium, plus accrued and unpaid interest to the redemption date. We may redeem all or part of the Notes at any time after April 15, 2015 at the following percentages: 2015: 102.125%, 2016: 101.0625%, 2017 and thereafter: 100%. In addition, at any time prior to April 15, 2015, we may redeem up to 40% of the aggregate principal amount of the Notes at a redemption price equal to 104.25% of the principal amount thereof plus accrued and unpaid interest, if any, to the redemption date, with the net cash proceeds from certain equity offerings.

If the Company experiences a change of control, the holders of the Notes have the right to require the Company to offer to repurchase the Notes at a purchase price equal to 101% of their aggregate principal amount plus accrued and unpaid interest and additional amounts, if any, to the date of such repurchase.

On April 1, 2013, concurrently with the consummation of the issuance of the Notes, we entered into a Registration Rights Agreement (the "Registration Rights Agreement") among Merger Subsidiary, Holdings and Wells Fargo Securities, LLC for itself and on behalf of the Initial Purchasers. On June 7, 2013, we executed a joinder to the Registration Rights Agreement pursuant to which the H. J. Heinz Company and certain of its subsidiaries became parties to the Registration Rights Agreement. Pursuant to the Registration Rights Agreement, we agreed, at our own cost, for the benefit of the holders of the Notes, to use our commercially reasonable efforts to file a registration statement (the “exchange offer registration statement”) with respect to a registered exchange offer (each, an “exchange offer”) to exchange such notes for new notes with terms substantially identical in all material respects with the notes (except for the provisions relating to the transfer restrictions and payment of additional interest), to cause the exchange offer registration statement to be declared effective by the SEC under the Securities Act and to consummate the exchange offer not later than 365 days after the Merger closing date. In the event that the exchange offer registration statement is not completed or is not declared effective by the SEC within 365 days after the Merger closing date, the interest rate will be increased, up to a maximum increase of 1.00% per annum, until the exchange offer registration is declared effective by the SEC.

Financing implications of the acquisition on our existing debt
A substantial portion of the Company's indebtedness was subject to acceleration upon a change of control or required the Company to offer holders the option to repurchase such indebtedness from such holders (assuming such change of control triggered certain downgrades in the ratings of the Company's debt).  On June 7, 2013 certain of the Company's outstanding indebtedness that was not subject to acceleration upon a change of control and that either did not contain change of control repurchase obligations or where the holders did not elect to have such indebtedness repurchased in a change of control offer remain outstanding as at June 7, 2013.
On March 13, 2013, the Company launched a successful consent solicitation relating to the 7.125% Notes due 2039 seeking a waiver of the change of control provisions as applicable to the Merger Agreement and as a result those notes remain outstanding as of December 29, 2013.
Debt issuance costs
As of December 29, 2013, unamortized debt issuance costs related to new borrowings under our current Senior Credit Facilities and the Notes were $320.8 million, collectively. Amortization of debt issuance costs recorded were $29.1 million for the period February 8, 2013 to December 29, 2013, and $0.9 million for the Predecessor period. These costs are amortized on a straight-line basis or using the effective interest method, as appropriate, over the respective term of debt to which they specifically relate.

Total long term debt matures as follows:

	Fiscal Year
	2014	2015	2016	2017	2018	There After	Total
	(In thousands)
Maturity /Retirements	$107,765	$117,801	$111,258	$168,543	$115,411	$14,104,633	$14,725,411

Other information
During the first quarter of Fiscal 2013, the Company terminated its variable rate three year 15 billion Japanese yen denominated credit agreement that was due October 2012, and settled the associated swap, which had an immaterial impact to the Company's consolidated statement of income. In addition, the Company entered into a new variable rate three year 15 billion Japanese yen denominated credit agreement. The proceeds were swapped to $188.5 million U.S. dollars and the interest rate was fixed at 2.22%. This credit agreement was terminated in the Predecessor period April 29, 2013 to June 7, 2013.
At April 28, 2013, the Company had a $1.5 billion credit agreement which expires in June 2016. This credit agreement supported the Company's commercial paper borrowings. In April 2013, the Company entered into a new $1.5 billion 1.28% credit agreement under which it borrowed $1.1 billion primarily to pay off all of the outstanding commercial paper. Both credit agreements were terminated on June 7, 2013 in conjunction with the closing of the Merger Agreement. In addition, the Company has $217.9 million of foreign lines of credit available at December 29, 2013.
During the fourth quarter of Fiscal 2012, the Company issued $300 million 1.50% Notes due 2017 and $300 million 2.85% Notes due 2022. During the second quarter of Fiscal 2012, the Company issued $300 million 2.00% Notes due 2016 and $400 million 3.125% Notes due 2021. During the first quarter of Fiscal 2012, the Company issued $500 million of private placement notes at an average interest rate of 3.48% with maturities of three, five, seven and ten years. Additionally, during the first quarter of Fiscal 2012, the Company issued $100 million of private placement notes at an average interest rate of 3.38% with maturities of five and seven years. The prior year proceeds were used for the repayment of commercial paper and to pay off the Company's $750 million of notes which matured on July 15, 2011 and $600 million notes which matured on March 15, 2012.
Certain of the Company's debt agreements contain customary covenants, including a leverage ratio covenant. The Company was in compliance with all of its covenants as of December 29, 2013, April 28, 2013 and April 29, 2012.
During the third quarter of Fiscal 2012, the Company remarketed the remaining $119 million remarketable securities at a rate of 6.049%. On the same date, the Company entered into a total rate of return swap with a notional amount of $119 million as an economic hedge to reduce the interest cost related to these remarketable securities. See Note 15 for further details. As a result of the Merger, the remarketable securities were repaid and the associated total rate of return swap was terminated.
During the first quarter of Fiscal 2013, the Company entered into an amendment of its $175 million accounts receivable securitization program that extended the term until June 7, 2013. For the sale of receivables under the program, the Company receives cash consideration of up to $175 million and a receivable for the remainder of the purchase price (the "Deferred Purchase Price"). The cash consideration and the carrying amount of receivables removed from the consolidated balance sheets were $158.7 million and $161.8 million as of April 28, 2013 and April 29, 2012, respectively, resulting in a decrease of $3.1 million in cash for sales under this program for Fiscal 2013 and an increase in cash of $132.8 million for Fiscal 2012. The fair value of the Deferred Purchase Price was $53.6 million and $56.8 million as of April 28, 2013 and April 29, 2012, respectively. The increase in cash proceeds related to the Deferred Purchase Price was $3.2 million and $117.1 million as of April 28, 2013 and April 29, 2012, respectively. This Deferred Purchase Price is included as a trade receivable on the consolidated balance sheets and has a carrying value which approximates fair value as of April 28, 2013 and April 29, 2012, due to the nature of the short-term underlying financial assets. On May 31, 2013, subsequent to the Fiscal 2013 year end, the Company entered into an amendment of the $175 million accounts receivables securitization program that extended the term until May 30, 2014. Prior to this amendment, the Company accounted for transfers of receivables pursuant to this program as a sale and removed them from the consolidated balance sheet. This amendment results in the transfers no longer qualifying for sale treatment under U.S. GAAP. As a result, all transfers are accounted for subsequent to this amendment as secured borrowings and the receivables sold pursuant to this program are included on the balance sheet as trade receivables, along with the Deferred Purchase Price. The amount of trade receivables included on the balance sheet at December 29, 2013 which are acting as collateral for these borrowings was $140 million.